© Copyright Envision SBS. 2007. All rights reserved. Protected by the copyright laws of the United States & Canada and by international treaties. IT IS ILLEGAL AND STRICTLY PROHIBITED TO DISTRIBUTE, PUBLISH, OFFER FOR SALE, LICENSE OR SUBLICENSE, GIVE OR DISCLOSE TO ANY OTHER PARTY, THIS PRODUCT IN HARD COPY OR DIGITAL FORM. ALL OFFENDERS WILL BE SUED IN A COURT OF LAW.

AGREEMENT OF PURCHASE

AND SALE OF BUSINESS ASSETS

of

MAIN STREET SWEEPSTAKES

This Agreement of Purchase and Sale (the “Agreement”) is made in two original copies, effective November 6, 2009.

BETWEEN:

Furqan Alim-Burgos, (the "Individual"), with physical address located at:

1942 Sterling Hill Drive

Fuquay Varina, NC 27526

AND:

Clean Sweeps Holding Group, LLC (the "Purchaser"), a wholly own company of City Capital Corporation, organized and existing under the laws of the state of Nevada, with its head office located at:

2000 Mallory Lane

Franklin, TN 30367

1.

SUBJECT-MATTER

Information - Business Being Sold

Name:

Main Street Sweepstakes & Business Center

Operating Name:

       Main Street Sweepstakes

Business Address:

      411 South Main Street Rolesville, NC 27517  (Suite G)

Business Description:

A sales and service provider of internet and phone card sales, and other business assistance services such as copy, fax, and business mentoring. Primary method of retaining existing clients and attracting new customers is through marketing an entertaining and potentially rewarding sweepstakes opportunity.

Business Registration:

Current business is not a registered corporation, rather owned by an individual with silent non-voting partners

1.1

Clean Sweeps Holding Group, LLC (herein after named “The Purchaser”) agrees to buy and Furqan Alim-Burgos (herein after named “Individual”) the Individual agrees to sell to the Purchaser as a going concern all the undertaking and assets owned by the Individual in connection with Main Street Sweepstakes & Business Center business carried on as at Main Street Sweepstakes at 411 S. Main Street Rolesville, NC 27517 (the"business") including, without limiting the generality of the foregoing:

a)

The furniture, fixtures and equipment;

b)

All client lists and any client purchasing habits and trends database;

c)

All useable parts and supplies (the "parts and supplies");

Agreement of Purchase and Sale of Business Assets

© Copyright Envision SBS. 2007. All rights reserved. Protected by the copyright laws of the United States & Canada and by international treaties. IT IS ILLEGAL AND STRICTLY PROHIBITED TO DISTRIBUTE, PUBLISH, OFFER FOR SALE, LICENSE OR SUBLICENSE, GIVE OR DISCLOSE TO ANY OTHER PARTY, THIS PRODUCT IN HARD COPY OR DIGITAL FORM. ALL OFFENDERS WILL BE SUED IN A COURT OF LAW.

   d)

    For consulting services for the period of no less than six months to ensure seamless transition and support of operational services;

e)

For the value of all contract labor and future general contractor up-fit projects;

f)

All operating plans

g)

All contract labor value

 h)

All leasehold interest in the lease held by the Individual from Mr. Jay Sanders (the “lease”);

 i)

Funds available as payout of the current reporting period as indicated by ‘cashing flow’ report detail;

j)

The goodwill of the business together with the exclusive right to the Purchaser to represent itself as carrying on business in succession to the Individual and to use the business style of the business, business name, and variations in the business to be carried on by the Purchaser (the "goodwill").

1.2

The following assets are expressly excluded from the purchase and sale:

a)

Net receivable for payout week prior to business purchase;

b)

Hest owned equipment (any absorption of this equipment must be handled by Purchaser)

c)

Debts due or accruing, specifically all broker fees and commissions.

2.

PURCHASE PRICE: $55,000.00 (excluding transfer of $2200.00 security deposit for lease when due)

2.1

The purchase price payable for the undertaking and assets agreed to be bought and sold covers but is not limited to the following:

a)

For the equipment and inventory of chairs, counters, copier, fax, scanner, and all business , supplies;

b)

For sales orders, client lists, and sales database;

c)

For operating plan and reports including marketing, incentives and standard;

d)

For the parts and supplies, their direct cost to the Individual;

e)

For high level management and consulting services for a period of no less than six months and/or 540 hours to ensure seamless transition and support of operational services when needed;

f)

For time accompanying and participating with designated Purchaser staff in all Town of Rolesville, NC meetings in consideration of existing outstanding requests with the city to convert business use to sales and service and extension of hours of operation;

g)

For the value of all contract labor and future general contractor up-fit projects;

h)

For the trademark and business name;

i)

For all security equipment;

Agreement of Purchase and Sale of Business Assets

© Copyright Envision SBS. 2007. All rights reserved. Protected by the copyright laws of the United States & Canada and by international treaties. IT IS ILLEGAL AND STRICTLY PROHIBITED TO DISTRIBUTE, PUBLISH, OFFER FOR SALE, LICENSE OR SUBLICENSE, GIVE OR DISCLOSE TO ANY OTHER PARTY, THIS PRODUCT IN HARD COPY OR DIGITAL FORM. ALL OFFENDERS WILL BE SUED IN A COURT OF LAW.

j)

For reimbursement of security deposit of leases;

k)

For the goodwill; and

l)

For all other assets agreed to be bought and sold.

3.

TERMS OF PAYMENT

3.1

Payment is due by total lump sum on the date of purchase set for November 6, 2009.  Also Purchaser must refund Individual for the lease security deposit at time of lease transition, no longer than 30 days from the date of execution of purchase.

3.2

Individual will provide payment instructions no later than at the time of review and acceptance of the terms of this purchase agreement.

3.3

The Individual acknowledges once wire is confirmed Purchaser will take possession of business at the start of the next business day, which is expected as Saturday, November 7, 2009.

3.4

Purchaser will assume all operating expenses effective with the date of possession.  Rent and utilities exceptions apply as Purchaser will assume rent December 1, 2009 and will only pay utilities not currently accrued and due.

4.

EMPLOYEES

5.1

In addition to anything else in this agreement, the following are conditions of employees:

a)

Purchaser has elected to maintain all existing staff at the time of purchase, including the current manager.

b)

Existing staff will transition as an employee of the Purchaser upon execution of the purchase.

c)

Staff will be paid in accordance with Purchaser’s current company payroll schedule upon becoming employed by Purchaser.

d)

Purchaser does have sole discretion of deciding on continued future employment for all current staff and will base decision of continued employment on the current staff’s ability to service all clients with a high degree of quality customer service while displaying integrity and honesty and performing as expected.

e)

f)

Purchaser acknowledges that Individual intends to transfer the current manager to another Sweepstakes Business Center once open, specifically an intended location on Poole Rd. In Raleigh, NC.

5.

CONDITIONS, REPRESENTATIONS AND WARRANTIES

5.1

In addition to anything else in this agreement, the following are conditions of completing this agreement:

a)

Purchaser agrees to explore and research the intention of engaging in a partnership with Individual to open a new internet sweepstakes business center on Poole Road in Raleigh, NC.  Should a partnership ensue, Purchaser and Individual intend to assume equal ownership and share equal responsibility in paying for all start-up expenses, operating, and on-going business costs.

Agreement of Purchase and Sale of Business Assets

© Copyright Envision SBS. 2007. All rights reserved. Protected by the copyright laws of the United States & Canada and by international treaties. IT IS ILLEGAL AND STRICTLY PROHIBITED TO DISTRIBUTE, PUBLISH, OFFER FOR SALE, LICENSE OR SUBLICENSE, GIVE OR DISCLOSE TO ANY OTHER PARTY, THIS PRODUCT IN HARD COPY OR DIGITAL FORM. ALL OFFENDERS WILL BE SUED IN A COURT OF LAW.

b)

Purchaser and Individual intend to pursue a lease at a designated location on Poole Rd. in Raleigh, NC within three (3) business days and pan to structure partnership arrangements within seven (7) business days.

c)

Purchaser will provide locksmith for Main Street Sweepstakes at the time of execution of agreement to change locks and be issued new keys.

d)

e)

Purchaser and Individual will meet jointly with existing staff to discuss transition of owners at the time of possession set for November 6, 2009.

f)

Individual agrees to conduct a transition meeting with Purchaser within three days of purchase to train Purchaser on all standard operating processes.

g)

Individual agrees to remain available for a period of six months for the purpose of being available  to assist with and resolve operational issues, if needed

h)

With the execution of this agreement, Individual agrees to immediately cease discussions with current broker, John Rudolf, as it related to any and all business matters of Main Street Sweepstakes or discussions regarding the Purchaser.

i)

Individual confirms sole ownership and the right to sell the business and its’ assets listed herein.

j)

Individual confirms although there are silent partners, Individual has the sole discretion to make a decision to sell 100% of the interest in Main Street Sweepstakes.

k)

Individual confirms Purchaser has no financial or business reporting obligations to silent partners;

l)

Individual agrees any partnership feeds due silent partners shall be distributed from the purchase amount

m)

Individual confirms the lessor of the lease consents to its assignment to the Purchaser;

n)

Individual will work closely with the Purchaser on obtaining all permits and licenses required for it to carry on the business;

o)

Individual agrees that the business premises shall be in the same condition on the date of passing as they are currently in;

p)

The assets agreed to be bought and sold are sold free and clear of all liens, encumbrances and charges;

q)

The equipment is in good operating condition;

r)

Until the closing date of this agreement, Vendor shall not, without the written consent of Purchaser, dispose of or encumber any of the assets or property to be sold hereunder, with the exception of any transactions occurring in the ordinary course of Vendor’s business. The undertaking and assets agreed to be bought and sold will not be adversely affected in any material respect in any way, and Vendor will not do anything before or after closing to prejudice the goodwill;

s)

The lease is in good standing and the Vendor has fulfilled all of its obligations under the lease;

t)

The Individual has made full and fair disclosure in all material respects of any matter that could reasonably be expected to affect the Purchaser's decision to purchase the undertaking and assets agreed to be bought and sold on the terms set out this agreement;

Agreement of Purchase and Sale of Business Assets

© Copyright Envision SBS. 2007. All rights reserved. Protected by the copyright laws of the United States & Canada and by international treaties. IT IS ILLEGAL AND STRICTLY PROHIBITED TO DISTRIBUTE, PUBLISH, OFFER FOR SALE, LICENSE OR SUBLICENSE, GIVE OR DISCLOSE TO ANY OTHER PARTY, THIS PRODUCT IN HARD COPY OR DIGITAL FORM. ALL OFFENDERS WILL BE SUED IN A COURT OF LAW.

u)

The Vendor will execute such assignments, consents, clearances or assurances after the execution of this purchase agreement, prepared at the Purchaser’s expense, as the Purchaser considers necessary or desirable to assure the Purchaser of the proper and effective completion of this agreement.

v)

Individual agrees to disclose to Purchaser not later than 3 days after purchase date, all trade secrets, customer lists, and technical information held or controlled by Individual and relating to the business sold hereunder.

6.

RISK

a)

The risk of loss or damage to the undertaking and assets agreed to be bought and sold remains with the Individual until the date of purchase.

b)

In the event of loss or damage to the tangible assets agreed to be bought and sold prior to purchase, at the option of the Purchaser, the replacement cost of the assets lost or damaged or any of them may be deducted from the total purchase price otherwise payable by the Purchaser under this agreement and the corresponding lost or damaged assets shall be excluded from the purchase and sale.

7.

NON-COMPETITION

7.1

The Individual covenants with the Purchaser that, in consideration of the purchase, the Individual will not operate a Sweepstakes type business or in any way aid and assist any other person to operate such a business in within 10 miles of 411 S. Main Street Rolesville, NC 27517 for a period of 2 years from the date of purchase.

8.

CLOSING DOCUMENTS

8.1

The Individual shall deliver to the Purchaser, in registrable form where applicable, the following closing documents (the "closing documents"), prepared or obtained at the Individual's expense, on or before closing:

a)

All records and financial data, including but not limited to any lists of customers and suppliers, relevant to the continuation of the business by the Purchaser;

b)

An executed copy of the lease and contact information for the assignment to Purchaser; and

c)

All employee data, utilities and vendor contracts, other assignments, consents, clearances or assurances as the Purchaser reasonably considers necessary or desirable to assure the Purchaser of the proper and effective completion of this agreement.

9.

PURCHASE DATE

9.1

The purchase and sale in this agreement shall be complete on November 6, 2009.

10.

MISCELLANEOUS

a)

In this agreement, the singular includes the plural and the masculine includes the feminine and neuter and vice versa unless the context otherwise requires.

Agreement of Purchase and Sale of Business Assets

© Copyright Envision SBS. 2007. All rights reserved. Protected by the copyright laws of the United States & Canada and by international treaties. IT IS ILLEGAL AND STRICTLY PROHIBITED TO DISTRIBUTE, PUBLISH, OFFER FOR SALE, LICENSE OR SUBLICENSE, GIVE OR DISCLOSE TO ANY OTHER PARTY, THIS PRODUCT IN HARD COPY OR DIGITAL FORM. ALL OFFENDERS WILL BE SUED IN A COURT OF LAW.

b)

The capitalized headings in this agreement are only for convenience of reference and do not form part of or affect the interpretation of this agreement.

c)

If any provision or part of any provision in this agreement is void for any reason, it shall be severed without affecting the validity of the balance of the agreement.

d)

Time is of the essence of this agreement.

e)

There are no representations, warranties, conditions, terms or collateral contracts affecting the transaction contemplated in this agreement except as set out in this agreement.

f)

This agreement binds and benefits the parties and their respective heirs, executors, administrators, personal representatives, successors and assigns.

g)

This agreement is governed by the laws of the North Carolina.

11.

ACCEPTANCE

11.1

This agreement executed on behalf of the Purchaser constitutes an offer to purchase which can only be accepted by the Individual by return of at least one originally accepted copy of agreement to the Purchaser on or before November 6, 2009 failing which the offer becomes null and void. If this offer becomes null and void or is validly revoked before acceptance or this agreement is not completed by the Purchaser for any valid reason, any deposit tendered with it on behalf of the Purchaser shall be returned without penalty or interest.

Executed Under Public Notary On November 6, 2009.

Signed, Sealed and Delivered in the Presence of:

INDIVIDUAL

PURCHASER

/s/ Furqan A. Alim-Burgos / Owner

/s/ Wendy Connor

Authorized Signature

Authorized Signature

/s/ Furgan A. Alim-Burgos / Owner

            /s/ Wendy Connor

Furqan Alim Burgos, Individual Owner

Wendy Connor, Chief Operating Officer

Agreement of Purchase and Sale of Business Assets

© Copyright Envision SBS. 2007. All rights reserved. Protected by the copyright laws of the United States & Canada and by international treaties. IT IS ILLEGAL AND STRICTLY PROHIBITED TO DISTRIBUTE, PUBLISH, OFFER FOR SALE, LICENSE OR SUBLICENSE, GIVE OR DISCLOSE TO ANY OTHER PARTY, THIS PRODUCT IN HARD COPY OR DIGITAL FORM. ALL OFFENDERS WILL BE SUED IN A COURT OF LAW.

EQUIPMENT LIST FOR BUSINESS PURCHASE OF:

Main Street Sweepstakes

411 South Main Street

Rolesville, NC 27517

X	24 Computers
X	Server
X	Fax Machine
Copier
Scanner
Printer
X	26 Chairs (12 chairs and 8 bar stools)
X	Counters (Removable)
Security Equipment
X	Vending Products
X	Refrigerator

Agreement of Purchase and Sale of Business Assets